UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 2, 2006

Date of report (date of earliest event reported)

STELLENT, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7500 Flying Cloud Drive, Suite 500
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Telephone Number:  (952) 903-2000

(Registrant’s telephone number, including area code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 2, 2006, Stellent, Inc. (“Stellent”) announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Oracle Systems Corporation (“Oracle”) and Star Acquisition Corp. (“Star Corp.”), a wholly owned subsidiary of Oracle, providing for the merger of Star Corp. with and into Stellent.  Following consummation of the merger, Stellent will be a wholly owned subsidiary of Oracle.

In connection with the Merger Agreement and the transactions contemplated thereby, Stellent has amended the Rights Agreement, dated as of May 29, 2002, between Stellent and Wells Fargo Bank Minnesota, N.A. as Rights Agent (the “Rights Agreement”).

The amendment of the Rights Agreement has effected the following changes:

(1)                                rendered the Rights Agreement inapplicable to the Agreement and Plan of Merger, dated as of November 2, 2006, among Stellent, Oracle Systems Corporation (“Oracle”) and Star Acquisition Corp. (“Star”) (the “Merger Agreement”);

(2)                                  rendered the Rights Agreement inapplicable to the commencement of the tender offer contemplated by the Merger Agreement, the execution of the Tender and Support Agreement, dated as of November 2, 2006, among Oracle, Star Corp. and each of the directors and executive officers of Stellent and the related escrow agreement (the “Supporting Agreements”);

(3)                                  provided that the consummation of the transactions contemplated by the Merger Agreement, and the Supporting Agreements and all other transactions contemplated by the Merger Agreement will not permit or entitle any person or entity to exercise the rights granted or to be granted under the Rights Agreement (the “Rights”) or receive any payments with respect any Rights or permit any Rights to separate or trade separately from the shares of Stellent’s common stock, par value $.01 per share, with which they are or shall be associated; and

(4)                                  provided that neither Oracle, Star Corp., or any of their affiliates will become an “Acquiring Person” (as defined in the Rights Agreement) and no “Share Acquisition Date,” “Distribution Date,” or “Section 13 Event” (each, as defined in the Rights Agreement) will occur, in each case by reason of the approval or execution of the Merger Agreement, the announcement or consummation of the merger, the Merger Agreement, the Supporting Agreements, or the other transactions contemplated by any of these agreements.

The foregoing summary of the amendment is not complete and is qualified in its entirety by reference to the First Amendment to Rights Agreement, which is included as an exhibit hereto and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

4.1                              First Amendment to Rights Agreement, dated as of November 2, 2006, between Stellent and Wells Fargo Bank Minnesota, N.A. (incorporated by reference to Exhibit 1 to the Registration Statement on Form 8-A/A filed by Stellent on November 7, 2006).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  November 6, 2006

STELLENT, INC.
(Registrant)

By:	/s/ Darin P. McAreavey
Darin P. McAreavey
Executive Vice President, Chief Financial Officer, Treasurer and Secretary